UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2005

Urban Outfitters, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1809 Walnut Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 564-2313

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached hereto as Exhibits 99.1 through 99.5 are forms of stock option agreements used in connection with stock option grants to the Company’s executive officers and non-employee directors under the Urban Outfitters 2004 Stock Incentive Plan.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	2004 Plan – Non-Qualified Stock Option Agreement

99.2	2004 Plan – Restricted Non-Qualified Stock Option Agreement

99.3	2004 Plan – Non-Employee Director Formula Non-Qualified Stock Option Agreement

99.4	2004 Plan – Restricted Incentive Stock Option Agreement

99.5	2004 Plan – Incentive Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: July 6, 2005	By:	/s/ John E. Kyees
John E. Kyees
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	2004 Plan – Non-Qualified Stock Option Agreement

99.2	2004 Plan – Restricted Non-Qualified Stock Option Agreement

99.3	2204 Plan – Non-Employee Director Formula Non-Qualified Stock Option Agreement

99.4	2004 Plan – Restricted Incentive Stock Option Agreement

99.5	2004 Plan – Incentive Stock Option Agreement